EXHIBIT 23

                       CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 of Ohio Valley Banc Corp. filed with the United States Securities and Exchange Commission (SEC No. 033-62010), of our report dated January 28, 2003 on the consolidated financial statements of Ohio Valley Banc Corp. included in this Annual Report on Form 10-K for the year ended December 31, 2002.

                                        /s/CROWE, CHIZEK AND COMPANY LLP
                                        Crowe, Chizek and Company LLP

Columbus, Ohio
March 27, 2003